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EXHIBIT 10.9  Form of Subscription Agreement


                  APPLICATION FOR SUBSCRIPTION FOR COMMON STOCK

     ORIGINAL ISSUE: Up to 5,000,000 shares of Common Stock, $.001 par value
                               ("Common Stock").
                          ISSUE PRICE: $1.00 per share

The undersigned, having received and read the Prospectus, dated ______________, does hereby offer to purchase up to _________ shares of Common Stock of Humitech International Group, Inc. ("Humitech") at a subscription price of $1.00 per share. (For more information about the Common Stock, please refer to the Prospectus.)

APPLICATIONS FOR SUBSCRIPTION MUST BE RECEIVED BY HUMITECH NO LATER THAN FIVE O'CLOCK (5:00) P.M., CENTRAL TIME ON __________, 2003, THE EXPIRATION DATE OF THE OFFERING (SUBJECT TO EXTENSION BY HUMITECH WITHOUT NOTICE TO SUBSCRIBERS). THIS SUBSCRIPTION MAY NOT BE REVOKED AFTER IT HAS BEEN RECEIVED BY HUMITECH.

Humitech can accept this Offer for all or any portion of the shares subscribed for, or it can reject this Application. For more information concerning the application and acceptance process, please refer to the Prospectus. If Humitech does not accept, in whole or in part, any subscription for shares, Humitech will mail a refund to the subscriber in an amount equal to the subscription price for the shares as to which such subscription is not accepted.

Enclosed with the Subscription Application is A CHECK PAYABLE TO HUMITECH INTERNATIONAL GROUP, INC. for the full amount of this subscription, for a total of $___________, which amount when received by Humitech shall become immediately available to Humitech, subject to the following instructions:

         1. The full subscription price for shares must be included with the Application. THE SUBSCRIPTION PRICE MUST BE PAID IN UNITED STATES CURRENCY BY CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO HUMITECH INTERNATIONAL GROUP, INC. Failure to include the full subscription price with the Application shall give Humitech the right to disregard the Application.

         2. Certificates representing shares of stock duly subscribed and paid for will be issued by Humitech as soon as practicable following receipt of good funds.

         3. The funds received by Humitech from the undersigned will become immediately available to Humitech.

         4. If this subscription offer, or any part thereof, is subsequently rejected by Humitech, Humitech will return to the undersigned as much of this payment as exceeds the amount required for the shares allotted to the undersigned.

Shares purchased by the undersigned shall be registered as listed below. (If certificates for shares are to be issued in more than one name, please specify whether ownership is to be as tenants in common, joint tenants, etc. If certificates for shares are to be issued in the name of one person for the benefit of another, please indicate whether registration should be as trustee or custodian for such other person, and specify the exact name and date of the trust and/or other pertinent information concerning the trust or custodial arrangement.)

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      HOW SHARE ARE TO BE REGISTERED                   NUMBER OF SHARES
          (PLEASE PRINT OR TYPE)                     (AT $1.00 PER SHARE)
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It is agreed that by executing this Subscription Agreement, the undersigned acknowledges and agrees to all of the terms and conditions of the Offering as contained in the Prospectus. The undersigned acknowledges that Humitech reserves the right to accept or reject this subscription, in whole or in part, and to reduce the number of shares subscribed for hereunder.

IN WITNESS WHEREOF, I (we) have executed this Application in triplicate, and returned the top two (2) copies thereof to: Humitech International Group, Inc., 15851 Dallas Parkway, Suite 410, Addison, TX 75001, together with our check in the sum of $_____________.

We understand that all information submitted on this Application will be maintained in confidence by Humitech.

DATED:___________________________


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